UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 6, 1998

                          VALLEY FINANCIAL CORPORATION



          VIRGINIA             33-77568                  54-1702380

  (State of Incorporation)     (Commission             (I.R.S. Employer
                              File Number)          Identification Number)



                             36 CHURCH AVENUE, S.W.
                             ROANOKE, VIRGINIA 24011

                   (Address of principal executive offices)

                                (540) 342-2265

               (Issuer's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

   Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on July 23, 1998 its financial results for the period ended June 30, 1998. The financial results are detailed in the Company's Press Release dated July 23, 1998 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

   The Company's common stock is traded over the counter under the symbol VYFC.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALLEY FINANCIAL CORPORATION



Date: August 6, 1998              /s/  A.  Wayne  Lewis
                                 ----------------------------------
                                 A. Wayne Lewis, Executive Vice President